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                              RNC MONEY MARKET FUND
                       1996 Annual Report to Shareholders

--------------------------------------------------------------------------------





Dear Shareholder:


         We are pleased to present the annual report on the operations of the RNC Money Market Fund for the year ended September 30, 1996. Your Fund has continued to exhibit a strong performance record. We sincerely appreciate the confidence you have placed in your Fund's management and extend a special welcome to all new shareholders.

         The average dollar-weighted portfolio maturity of your Fund on September 30, 1996 was 50 days. Purchases continue to be high quality, highly liquid investments which allow adjustment to the portfolio's maturity in the event of a change in the interest rate forecast. Each issue is monitored to assure that it meets our demanding standards of creditworthiness.

         The Fund's portfolio diversification and maturity range will continue to be adjusted based upon the interest rate forecast under fluctuating market conditions.

         We assure you of our continuing dedication to achieve superior investment results, and look forward to continued service to you. If you have any questions concerning your investment, please feel free to contact us.

Sincerely,



/s/ ERIC M. BANHAZL                                   /s/ DANIEL J. GENTER
ERIC M. BANHAZL                                       DANIEL J. GENTER
President                                             President
RNC Money Market Fund                                 RNC Capital Management Co.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




To the Board of Directors and Shareholders of RNC Money Market Fund


We have audited the accompanying statement of assets and liabilities of RNC Money Market Fund, including the investment portfolio, as of September 30, 1996, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RNC Money Market Fund as of September 30, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in accordance with generally accepted accounting principles.





                                                          TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
November 12, 1996

                             RNC MONEY MARKET FUND
                              INVESTMENT PORTFOLIO
                               September 30, 1996

--------------------------------------------------------------------------------

                                                                                       Principal
                                                                                         Amount                      Value
                                                                                    -----------------           -----------------
Commercial Paper - 53.55%
      Allomon Funding Corp., 5.39%, 10/11/96                                              $1,500,000                  $1,497,754
      American Trading & Production, 5.30%, 10/01/96                                         750,000                     750,000
      Banco Inbursa, 5.38%, 10/03/96                                                       1,500,000                   1,499,552
      Delaware Funding Corp., 5.36%, 10/16/96                                              1,500,000                   1,496,650
      Enterprise Funding Corp., 5.38%, 10/24/96                                            1,500,000                   1,494,844
      Fingerhut Owner Trust, 5.38%, 10/02/96                                               1,500,000                   1,499,776
      Greenwich Asset Funding, 5.37%, 10/10/96                                             1,500,000                   1,497,986
      Holland Limited Securitization, 5.41%, 10/22/96                                      1,500,000                   1,495,266
      JHM Funding, 5.37%, 10/17/96                                                         1,500,000                   1,496,420
      Midamerican Energy Co., 5.35%, 10/28/96                                              1,500,000                   1,493,981
      Parker - Hannifin Corp., 5.38%, 10/15/96                                             1,500,000                   1,496,862
      Receivables Capital Corp., 5.37%, 10/18/96                                           1,500,000                   1,496,196
      Reliaster Mortgage Company, 5.37%, 10/08/96                                          1,500,000                   1,498,434
      Triple A1 Funding Corp., 5.30%, 10/04/96                                             1,500,000                   1,499,338
                                                                                                                -----------------
                                                                                                                      20,213,059
                                                                                                                -----------------

Federal Agency Securities - 10.79%
      FNMA, 8.45%, 10/21/96                                                                  500,000                     500,766
      Student Loan Marketing Association, 5.52%, 2/17/98                                   2,000,000                   2,000,000
      Student Loan Marketing Association, 5.57%, 1/21/98                                   1,070,000                   1,070,499
      Tennessee Valley Authority, 6.00%, 1/15/97                                             500,000                     500,000
                                                                                                                -----------------
                                                                                                                       4,071,265
                                                                                                                -----------------
Corporate Bonds - 22.62%
      Associates Corp. North America Medium Term Note, 7.00%, 5/15/97                      1,000,000                   1,007,522
      Dupont de Nemours & Co., 8.45%, 10/15/96                                               200,000                     200,589
      General Motors Acceptance Corp., 7.00%, 8/15/97                                        500,000                     503,430
      Golden West Financial, 10.25%, 5/15/97                                               1,000,000                   1,025,781
      General Motors Acceptance Corp. Medium Term Note, 7.45%, 6/2/97                      1,000,000                   1,008,578
      Pepsico Inc., 6.875%, 5/15/97                                                        1,000,000                   1,005,812
      PNC Bank N.A. Medium Term Note, 5.373%, 5/8/97                                       1,000,000                   1,000,000
      Sears Roebuck Co., 9.25%, 8/1/97                                                     1,000,000                   1,026,286
      Security Pacific Corp., 7.75%, 12/1/96                                               1,250,000                   1,256,674
      Shawmut Corp., 8.125%, 2/1/97                                                          500,000                     504,330
                                                                                                                -----------------
                                                                                                                       8,539,002
                                                                                                                -----------------
Overnight Repurchase Agreement - 12.71%
      GX Clarke Government Repo, 5.50%, 10/1/96
      (Collaterized by $4,725,000 U.S. Treasury Note, 6.25%,
      due 04/30/01, value of collateral $4,873,053)                                        4,797,000                   4,797,000
                                                                                                                -----------------

Total Investment Portfolio - 99.67%                                                                                   37,620,326

Other Assets less Liabilities - 0.33%                                                                                    123,338
                                                                                                                -----------------

Net Assets - 100.0%                                                                                                  $37,743,664
                                                                                                                =================

                      See "Notes to Financial Statements"

                             RNC MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996

                               ------------------



Assets:
      Investment Portfolio
      (cost $37,620,326)                                        $37,620,326
      Cash                                                               87
      Interest Receivable                                           252,865
      Prepaid Expenses                                               44,513
                                                              --------------

        Total Assets                                             37,917,791


Liabilities:
      Dividends Payable                                             146,536
      Accrued Investment Advisory Fees                                8,547
      Other Accrued Expenses                                         19,044
                                                              --------------

        Total Liabilities                                           174,127
                                                              --------------


Net Assets - (equivalent to $1.00 per share based on
        37,743,664 shares of capital stock outstanding)         $37,743,664
                                                              ==============

                      See "Notes to Financial Statements"

                             RNC MONEY MARKET FUND
                            STATEMENT OF OPERATIONS
                  For the Fiscal Year Ended September 30, 1996

                               ------------------



Investment Income:
      Interest Income                                          $      1,844,228



Expenses:
      Advisory fees                         $      93,294
      Professional fees                            56,517
      Administration fees                          48,128
      Registration fees                            24,254
      Audit fees                                   14,037
      Fund accounting fees                         13,424
      Custodian fees                               12,100
      Transfer Agent fees                           9,456
      Directors fees                                8,643
      Insurance expense                             4,116
      Printing & Other expenses                     1,005
      Miscellaeous expense                          7,550
                                             -------------

           Total expenses                                               292,524
                                                                ----------------

      Net Investment Income                                           1,551,704


      Net Increase in Net Assets Resulting
           from Operations                                     $      1,551,704
                                                                ================

                      See "Notes to Financial Statements"

                             RNC MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                               ------------------

                                                       For the Years Ended
                                                          September 30,
                                              ----------------------------------

                                                   1996                 1995
                                              -------------       --------------

Increase in Net Assets from Operations       $   1,551,704       $    1,907,894

Distributions to Shareholder from Net
      Investment Income                         (1,551,704)          (1,907,894)


Capital Share Transactions (net)                 6,677,622          (12,619,918)
                                              -------------       --------------


Total Increase (Decrease) in Net Assets          6,677,622          (12,619,918)


Net Assets
      Beginning of year                         31,066,042           43,685,960
                                              -------------       --------------


      End of year                            $  37,743,664       $   31,066,042
                                              =============       ==============

                      See "Notes to Financial Statements"

                             RNC MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                               ------------------

For a share outstanding throughout the year
                                                              For the Years Ended September 30,
                                           -------------------------------------------------------------------------


                                               1996          1995            1994           1993             1992
                                           -----------    -----------     -----------    -----------     -----------
Net Asset Value
       at beginning of year                  $1.000         $1.000          $1.000         $1.000          $1.000

Income from investment
operations:
       Net investment income                  0.041          0.051           0.032          0.026           0.038

Less distributions:
       From net
       investment income                     (0.041)        (0.051)         (0.032)        (0.026)         (0.038)

Net Asset Value
       at end of year                        $1.000         $1.000          $1.000         $1.000          $1.000
                                           ===========    ===========     ===========    ===========     ===========


Total Return                                   4.10%          5.10%           3.20%          2.65%           3.83%


Ratios/Supplemental Data:

Net Assets,
       end of year (000's)                  $37,744        $31,066         $43,686        $29,527         $46,563

Ratio of expenses to
       average net assets                       0.9%           0.8%            0.7%           0.7%            0.8%

Ratio of net investment
       income to average
       net assets                               4.7%           5.0%            3.2%           2.6%            3.9%


                      See "Notes to Financial Statements"

                              RNC MONEY MARKET FUND
                          Notes to Financial Statements
                               September 30, 1996

                               ------------------


1.       Significant Accounting Policies.
         -------------------------------

RNC Money Market Fund ("the Fund"), formerly the RNC Liquid Assets Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Fund. The Fund's investment objective is high current income consistent with preservation of capital and liquidity.

Portfolio Valuation. Portfolio securities are valued using the amortized cost method which approximates market.

Federal Income Tax. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders. Distributions to shareholders are declared daily from the total of net investment income and net realized gains on investments, if any.

Use of Estimates in Financial Statements. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results may differ from these estimates.

Other. As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is recognized on the accrual basis.

                              RNC MONEY MARKET FUND
                    Notes to Financial Statements (Continued)
                               September 30, 1996

                               ------------------


2.       Capital Share Transactions.
         --------------------------

As of September 30, 1996 there were 500,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

                                                 Shares and Dollar Amount
                                                 ------------------------
                                            For The Years Ended September 30,
                                            ---------------------------------

                                              1996                   1995
                                              ----                   ----

Shares sold                                127,532,902            107,322,974
Shares issued in reinvestment
    of distributions                           288,093                285,531
                                          ------------         --------------
                                           127,820,995            107,608,505

Shares redeemed                          (121,143,373)          (120,228.423)
                                         -------------          -------------

     Net increase/(decrease)                 6,677,622           (12,619,918)
                                         =============           ============

Amount (Net Asset Value = $1.00)         $   6,677,622       $   (12,619,918)
                                         =============       ================

3.       Investment Advisory Fees and Other Transactions with Affiliates.
         ---------------------------------------------------------------

The investment advisory fee of $93,294 was paid pursuant to an agreement with RNC Capital Management Co. (RNC). Under the agreement RNC is responsible for the management of the Fund's portfolio and also provides personnel, facilities, equipment and other services necessary to the management of the Fund. The Agreement provides for monthly fees computed at an annual rate of .41% of the Fund's average daily net assets. For the year ended September 30, 1996, RNC voluntarily waived a portion of the fee which amounted to .13% of the Fund's average daily net assets.

The agreement obligates RNC to reimburse the Fund to the extent that the Fund's expenses (excluding interest, taxes, brokers fees and commissions, extraordinary items and distribution expenses) exceed the expense limitations applicable to the fund imposed by state securities laws or regulations. In addition, from time to time, RNC may voluntarily reimburse a portion of the Fund's other expenses. For the year ended September 30, 1996, the Fund's expenses did not exceed such expense limitations and required no reimbursement by RNC.

Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee up to $60,000, payable monthly. The Fund paid the Administrator $48,128 for the year ended September 30, 1996.

                              RNC MONEY MARKET FUND
                    Notes to Financial Statements (Continued)
                               September 30, 1996
                               ------------------

First Fund Distributors,  Inc. (the  "Underwriter") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Underwriter is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Underwriter and Administrator.

Midvale Securities Corporation (MSC), an affiliate of RNC, waived all fees, in its capacity as Shareholder Servicing Agent, for shareholder related servicing undertaken pursuant to a shareholder- approved plan. The maximum amount of payment to MSC under this plan is .25%.